Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, David A. Guarino, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the quarterly report on Form 10-Q of The Alkaline Water Company Inc. for the period ended June 30, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of The Alkaline Water Company Inc.

September 22, 2023

/s/ David A. Guarino
David A. Guarino
Chief Financial Officer and Treasurer
(Principal Financial Officer and Principal Accounting Officer)